UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2003

BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 449-4100

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press release of Brooktrout, Inc. issued July 16, 2003 as to financial results for the quarter ended June 30, 2003.

Item 9.  Regulation FD Disclosure.

On July 16, 2003, we issued a press release announcing our financial results for the quarter ended June 30, 2003. The full text of the press release is included as Exhibit 99.1 to this report.  The information contained in the website cited in the press release is not a part of this report.

This report, including the press release, is being furnished to the SEC under Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.

Date: July 16, 2003	By:	/s/ Eric R. Giler

Eric R. Giler President (Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release of Brooktrout, Inc. issued July 16, 2003.